EXHIBIT 10.4

                           RESTRICTED STOCK AGREEMENT
                                KIRBY CORPORATION
                          2005 STOCK AND INCENTIVE PLAN


     A Restricted Stock Award for a total of _________ shares of common stock, par value $0.10 per share, of Kirby Corporation (the "Company") is hereby granted pursuant to the 2005 Stock and Incentive Plan of the Company (the "Plan") to




(the "Participant"). This Award is in all respects subject to the definitions, terms, conditions and limitations contained in the Plan, which is incorporated herein by reference.

     1.   Date  of  Grant.  The  Date  of Grant of this Award is ______________,
          ---------------
______.

     2.   Vesting.  The Shares subject to this Award shall vest according to the
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following  schedule:

          (a)  __________  Shares  on  _______________,  _____;

          (b)  __________  Shares  on  _______________,  _____;

          (c)  __________  Shares  on  _______________,  _____;

          (d)  __________  Shares  on  _______________,  _____;  and

          (e)  __________  Shares  on  _______________,  _____;

provided that all Shares subject to this Award shall vest upon the occurrence of a Change in Control; and provided further that all Shares subject to this Award that have not vested at the time of the termination of the Participant's employment with the Company or its Subsidiaries shall be forfeited.

     3.   Voting;  Dividends.  The  Participant  shall  be  entitled to vote and
          ------------------
receive any dividends on the Shares of Restricted Stock subject to this Award with respect to record dates for voting or dividends occurring on or after the Date of Grant and before the date on which any such Shares are forfeited.

     4.   Certificates.
          ------------

          (a) Each certificate representing Shares of Restricted Stock subject to this Award shall bear the following legend until such Shares have vested:

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RISK OF FORFEITURE AND RESTRICTIONS ON TRANSFER IMPOSED BY THE ISSUER PURSUANT TO THE 2005 STOCK


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     AND  INCENTIVE  PLAN  OF  THE  ISSUER  (THE  "PLAN")  AND A RESTRICTED
     STOCK AGREEMENT BETWEEN THE ISSUER AND THE HOLDER (THE "AGREEMENT"). SUCH SHARES MAY NOT BE TRANSFERRED, ASSIGNED OR PLEDGED UNTIL SUCH RESTRICTIONS LAPSE AND THE SHARES SUBJECT TO THIS CERTIFICATE HAVE VESTED PURSUANT TO THE PLAN AND THE AGREEMENT.

          (b) The Participant shall own any Shares of Restricted Stock that have vested free of any restrictions otherwise imposed by this Agreement and shall be entitled to a certificate representing such Shares without the legend set forth in Section 4(a) of this agreement in accordance with the terms of the Plan.

          (c) The Participant shall return all certificates representing forfeited Shares to the Company, duly endorsed or accompanied by duly executed stock powers.

     5.   General.
          -------

          (a) The Participant shall make arrangements satisfactory to the Committee for the withholding of any amounts necessary for withholding in accordance with applicable federal or state income tax laws.

          (b) Any Restricted Stock issued without registration of such Shares under the Securities Act of 1933, as amended (the "Act"), shall be restricted securities subject to the terms of Rule 144 under the Act. The certificates representing any such Shares shall bear an appropriate legend restricting transfer and the transfer agent of the Company shall be given stop transfer instructions with respect to such Shares.

          (c) Shares of Restricted Stock may not be transferred by the Optionee otherwise than by will or the laws of descent and distribution. The terms of this Award shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

                                        KIRBY  CORPORATION

                                        By  ____________________________________
                                        Name  __________________________________
                                        Title __________________________________


     The Participant acknowledges receipt of a copy of the Plan, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Restricted Stock Award subject to all of the terms and provisions of the Plan. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee on any questions arising under the Plan.


                                        ________________________________________
                                                       Participant